Investor Presentation December 31, 2022 Iowa City, Iowa Denver, Colorado Naples, Florida Minneapolis, Minnesota Iowa City, Iowa Minneapolis, Minnesota Denver, Colorado Dubuque, Iowa

2 Forward-Looking Statements & Non-GAAP Measures Cautionary Note Regarding Forward-Looking Statements This investor presentation contains certain “forward-looking statements” within the meaning of such term in the Private Securities Litigation Reform Act of 1995. We and our representatives may, from time to time, make written or oral statements that are “forward-looking” and provide information other than historical information. These statements involve known and unknown risks, uncertainties and other factors that may cause actual results to be materially different from any results, levels of activity, performance or achievements expressed or implied by any forward-looking statement. These factors include, among other things, the factors listed below. Forward-looking statements, which may be based upon beliefs, expectations and assumptions of our management and on information currently available to management, are generally identifiable by the use of words such as “believe,” “expect,” “anticipate,” “should,” “could,” “would,” “plans,” “goals,” “intend,” “project,” “estimate,” “forecast,” “may” or similar expressions. These forward-looking statements are subject to certain risks and uncertainties that could cause actual results to differ materially from those expressed in, or implied by, these statements. Readers are cautioned not to place undue reliance on any such forward-looking statements, which speak only as of the date made. Additionally, we undertake no obligation to update any statement in light of new information or future events, except as required under federal securities law. Our ability to predict results or the actual effect of future plans or strategies is inherently uncertain. Factors that could have an impact on our ability to achieve operating results, growth plan goals and future prospects include, but are not limited to, the following: (1) the risks of mergers (including with IOFB), including, without limitation, the related time and costs of implementing such transactions, integrating operations as part of these transactions and possible failures to achieve expected gains, revenue growth and/or expense savings from such transactions; (2) credit quality deterioration, pronounced and sustained reduction in real estate market values, or other uncertainties, including the impact of inflationary pressures on economic conditions and our business, resulting in an increase in the allowance for credit losses, an increase in the credit loss expense, and a reduction in net earnings; (3) the effects of actual and expected increases in inflation and interest rates, including on our net income and the value of our securities portfolio; (4) changes in the economic environment, competition, or other factors that may affect our ability to acquire loans or influence the anticipated growth rate of loans and deposits and the quality of the loan portfolio and loan and deposit pricing; (5) fluctuations in the value of our investment securities; (6) governmental monetary and fiscal policies; (7) changes in and uncertainty related to benchmark interest rates used to price loans and deposits, including the expected elimination of LIBOR and the adoption of a substitute; (8) legislative and regulatory changes, including changes in banking, securities, trade, and tax laws and regulations and their application by our regulators, including the new 1.0% excise tax on stock buybacks by publicly traded companies; (9) the ability to attract and retain key executives and employees experienced in banking and financial services; (10) the sufficiency of the allowance for credit losses to absorb the amount of actual losses inherent in our existing loan portfolio; (11) our ability to adapt successfully to technological changes to compete effectively in the marketplace; (12) credit risks and risks from concentrations (by geographic area and by industry) within our loan portfolio; (13) the effects of competition from other commercial banks, thrifts, mortgage banking firms, consumer finance companies, credit unions, securities brokerage firms, insurance companies, money market and other mutual funds, financial technology companies, and other financial institutions operating in our markets or elsewhere or providing similar services; (14) the failure of assumptions underlying the establishment of allowances for credit losses and estimation of values of collateral and various financial assets and liabilities; (15) volatility of rate-sensitive deposits; (16) operational risks, including data processing system failures or fraud; (17) asset/liability matching risks and liquidity risks; (18) the costs, effects and outcomes of existing or future litigation; (19) changes in general economic, political, or industry conditions, nationally, internationally or in the communities in which we conduct business; (20) changes in accounting policies and practices, as may be adopted by state and federal regulatory agencies and the Financial Accounting Standards Board; (21) war or terrorist activities, including the war in Ukraine, widespread disease or pandemic, or other adverse external events, which may cause deterioration in the economy or cause instability in credit markets; (22) the effects of cyber-attacks; (23) the imposition of tariffs or other domestic or international governmental policies impacting the value of the agricultural or other products of our borrowers; (24) effects of the ongoing COVID-19 pandemic, including its effects on the economic environment, our customers, employees and supply chain; and (25) other risk factors detailed from time to time in Securities and Exchange Commission filings made by the Company. Non-GAAP Measures This investor presentation contains non-GAAP measures for tangible common equity, tangible book value per share, tangible common equity ratio, loan yield (tax equivalent), adjusted return on average assets, return on average tangible equity, net interest income (tax equivalent), net interest margin (tax equivalent), core noninterest expense, efficiency ratio, overhead ratio, and core loans and core commercial loans. Management believes these measures provide investors with useful information regarding the Company’s profitability, financial condition and capital adequacy, consistent with how management evaluates the Company’s financial performance. A reconciliation of each non- GAAP measure to the most comparable GAAP measure is included, as necessary, in the Appendix.

3 Company Overview 4 Shareholder Value Strategy 7 Credit Risk Profile 22 Financial Performance 25 Appendix 34 Presentation Index

4 Company Overview

5 Overview of MidWestOne Financial Group, Inc. (MOFG) Growing communities for 85+ years Operating in 5 states: Iowa, Minnesota, Wisconsin, Colorado, and Florida Among the Best Our Mission To Take Care of Our Customers...And Those Who Should Be - Headquartered in Iowa City, IA - 57 banking offices - Commercial and Consumer Banking - $6.6B Total Assets - $3.8B Loans - $5.5B Deposits - Wealth Management - $2.7B AUA

6 Historical Growth and Capital Adequacy To ta l A ss et s ($ )B ) $1.8 $3.0 $3.1 $3.2 $3.3 $4.7 $5.6 $6.0 $6.6 1.7 3.2 1.2 1.4 0.5 10.29% 7.34% 7.52% 8.41% 8.78% 8.50% 7.82% 7.49% 6.17% 9.60% 9.75% 10.07% 10.32% 9.46% 9.72% 9.94% 9.28% Organic Acquired Assets Tangiible common equity ratio* CET1 Ratio 2014 2015 2016 2017 2018 2019 2020 2021 2022 $0.0 $1.5 $3.0 $4.5 $6.0 $7.5 CBI July 2020: Successfully completed the private placement of $65.0 million of subordinated notes. June 2022: Completed the acquisition of Iowa First Bancshares Corp., which included assets of $517.2 million in exchange for cash consideration of $46.7 million. December 31, 2022: Returned $17.6 million to shareholders during the year ended December 31, 2022 via cash dividends and common share repurchases. *Non-GAAP Measure. See the appendix for Non-GAAP financial measures. IOFB ATB

7 Shareholder Value Strategy

8 Shareholder Value Strategy Funding with low cost, granular, core deposits Enhancing digital banking capabilities Strengthening our commercial banking franchise Deepening customer relationships to grow market share in targeted geographies Attracting and retaining talented and productive employees Focusing on growth in wealth management

9 Long-term Shareholder Return Source: S&P Capital IQ Total Return Performance 277.9 187.8 MidWestOne Financial Group, Inc. S&P U.S. BMI Banks - Midwest Region Index 04/01/08 12/31/08 12/31/09 12/31/10 12/31/11 12/31/12 12/31/13 12/31/14 12/31/15 12/31/16 12/31/17 12/31/18 12/31/19 12/31/20 12/31/21 12/31/22 0.0 50.0 100.0 150.0 200.0 250.0 300.0

10 Shareholder Returns $0.78 $0.81 $0.88 $0.90 $0.95 3.1% 2.2% 3.6% 2.8% 3.0% Common Dividends Per Share Dividend Yield 2018 2019 2020 2021 2022 $— $0.25 $0.50 $0.75 $1.00 0.8% 1.6% 2.4% 3.2% 4.0% $23.20 $23.81 $26.69 $28.40 $25.60 $2.48 $2.93 $0.41 $4.37 $3.87 Tangible Book Value Per Share (TBV)* Earnings per common share - diluted 2018 2019 2020 2021 2022 $— $8.00 $16.00 $24.00 $32.00 $— $1.20 $2.40 $3.60 $4.80 *Non-GAAP Measure. See the Appendix for Non-GAAP financial measures. MidWestOne is committed to offering competitive dividends and growing tangible book value per share. Cash dividend declaration of $0.2375 per common share in Q4 2022, an increase of 5.6% from the prior year comparable period.

11 Financial Highlights Total assets $ 6,577.9 1.34% 9.17 % Total loans held for investment, net 3,840.5 2.52 18.35 Total deposits 5,468.9 (0.14) 6.93 Loan to deposits ratio 70.22% 182 bps 677 bps Balance Sheet Equity to assets ratio 7.49% 21 bps (126) bps Tangible common equity ratio (1) 6.17 27 (132) Tier 1 leverage ratio 8.35 11 (32) CET1 risk-based capital ratio 9.28 10 (66) Tier 1 risk-based capital ratio 10.05 8 (78) Total risk-based capital ratio 12.07 (3) (102) Capital Net interest margin, tax equivalent (1) 2.93% (15) bps 10 bps Cost of total deposits 0.66 30 42 Return on average assets 0.97 (16) 2 Return on average tangible equity (1) 17.85 (147) 435 Efficiency ratio (1) 57.79 412 105 Profitability Nonperforming loans ratio 0.41% (28) bps (56) bps Nonperforming assets ratio 0.24 (16) (29) Net charge-off ratio 0.36 30 39 Allowance for credit losses ratio 1.28 (11) (22) Credit Risk Profile Q4.22 Financial Highlights (1) Non-GAAP Measure. See the Appendix for Non-GAAP financial measures. Note: Financial metrics as of or for the quarter ended December 31, 2022. Change vs. Dollars in millions Q4.22 Q3.22 Q4.21

Iowa First Bancshares Corp. Acquisition

Company Overview and Merger Update

- On June 9, 2022, MidWest*One* Financial Group, Inc. acquired Iowa First Bancshares Corp. ("IOFB"), a bank holding company for First National Bank of Muscatine and First National Bank in Fairfield.
- As consideration for the merger, we paid cash in the amount of $46.7 million.
- During the third quarter of 2022, core banking system conversions were completed. In addition, we closed and consolidated the operations of two MidWest*One* banking offices located in Fairfield, IA into the former First National Bank in Fairfield banking office.

Assets Acquired and Liabilities Assumed

In thousands		June 9, 2022		
Identifiable net assets acquired, at fair value				
Assets acquired:				
Cash and due from banks	$	10,192		
Interest earning deposits in banks		67,855		
Debt securities		119,820		
Loans held for investment		281,326		
Premises and equipment		7,363		
Core deposit intangible		16,500		
Other assets		14,140		
Total assets acquired			$	517,196
Liabilities assumed:				
Deposits	$	(463,638)		
Other liabilities		(3,117)		
Total liabilities assumed			$	(466,755)
Identifiable net assets acquired, at fair value			$	50,441

Branch Footprint


First National Bank of Muscatine
First National Bank in Fairfield
Mason City
IOWA
Fort Dodge
Waterloo
Marshalltown
Cedar Rapids
Des Moines
Ottumwa
FNB Muscatine (3 branches*)
FNB Fairfield (1 branch*)
MOFG (31 branches**)

Counties shaded green represent counties where MOFG has the #1 Deposit Market Share ranking

IOFB Demographics & Market Share

	Muscatine	Fairfield
Deposit Market Share Rank	1	1
Branch Count	3	1
Deposit Market Share	35.07%	38.91%
Median HHI	$66,787	$54,965
2022 - 2027 Projected HHI Change	7.68%	11.37%
2022 - 2027 Projected Pop. Growth	1.10%	4.01%
November 2022 Unemployment Rate	3.2%	2.5%

Source: S&P Capital IQ (Deposit Market Share (June 2022), Median HHI, 2022 - 2027 Projected HHI, and 2022-2027 Projected Population Growth)
Source: Iowa Workforce Development - November 2022 Unemployment Rate for Muscatine County and Jefferson County.
*Branch information is as of 12/31/22 and details a partial MOFG branch map for Iowa.
**Deposit market share data per FDIC as of June 30, 2022.

MidWestOne FINANCIAL GROUP, INC.

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13 Profitability Trends *Non-GAAP Measure. See the Appendix for Non-GAAP financial measures. 0.93% 1.04% 0.13% 1.20% 0.97% 0.95% 1.20% 0.74% 1.20% 1.00% ROAA *Adjusted ROAA 2018 2019 2020 2021 2022 Return on Average Assets $30.4 $43.6 $6.6 $69.5 $60.8 $30.9 $50.5 $38.2 $69.7 $62.5 Net Income *Adjusted Net Income 2018 2019 2020 2021 2022 Net Income in millions $ 8.78% 9.65% 1.28% 13.18% 12.16% 11.87% 13.98% 10.80% 16.63% 15.89% ROAE *ROATE 2018 2019 2020 2021 2022 Return on Average Tangible Equity 61.23% 57.56% 56.92% 54.65% 56.98% 2018 2019 2020 2021 2022 Efficiency Ratio*

Strong Community Banking Model

Rural core deposit franchise that supports **growing metropolitan markets**

Market	Banking Offices	Deposits ($MM)	Deposits/ Banking Office ($MM)	Median HHI ($)	2022-2027 Projected HHI Change	2022-2027 Projected Pop. Growth	November 2022 Unemployment Rate
Denver	1	$ 117	$ 117	$ 95,551	14.51 %	5.47 %	3.30 %
Iowa Community	20	$ 1,392	$ 70	$ 61,679	10.21 %	1.17 %	2.72 %
Iowa Metro	19	$ 2,341	$ 123	$ 70,562	9.61 %	3.14 %	2.90 %
Naples & Fort Myers	2	$ 170	$ 85	$ 75,833	12.72 %	5.90 %	3.10 %
Twin Cities	15	$ 1,333	$ 89	$ 92,084	10.55 %	4.53 %	1.90 %
National				$ 72,465	12.10 %	3.21 %	3.40 %

Source: S&P Capital IQ for Median HHI, 2022 - 2027 Projected HHI, and 2022-2027 Projected Population Growth)
Source: Bureau of Labor Statistics - November 2022 Unemployment Rate

Note: Markets are representative of the following metropolitan areas (combined as applicable):

- Denver - Denver, Colorado
- Iowa Community - Burlington, Fairfield, Fort Madison IA / Keokuk IL, Oskaloosa, Pella, and Platteville, WI.
- Iowa Metro - Cedar Rapids, Des Moines, Dubuque, Iowa City, Muscatine and Waterloo/Cedar Falls.
- Naples & Fort Myers - Cape Coral/Fort Myers and Naples/Marco Island, Florida
- Twin Cities - Minneapolis/St. Paul/Bloomington, MN - WI.

Note: Banking offices and deposits ($MM) as of December 31, 2022. Deposit balance excludes brokered time deposits of $126.8M.

MidWestOne FINANCIAL GROUP, INC.
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15 Deposit Profile $5.5 billion in Total Deposits at December 31, 2022, with the Core Deposits(1) representing 88.5% of Total Deposits in comparison to $5.1 billion in Total Deposits at December 31, 2021 with Core Deposits(1) representing 91.8% of Total Deposits Deposit Composition 19.7% 19.7% 20.1% 20.8% 19.3% 62.3% 63.7% 63.9% 62.0% 59.0% 18.0% 16.5% 16.0% 17.1% 21.8% Non-Interest Bearing Demand Deposits Interest Checking, Money Market and Savings Time Deposits Q4.21 Q1.22 Q2.22 Q3.22 Q4.22 —% 25.0% 50.0% 75.0% 100.0% Deposit Trends ($000) $5,016 $5,044 $5,182 $5,507 $5,496 0.24% 0.23% 0.25% 0.36% 0.66% Average Deposits Cost of Total Deposits Q4.21 Q1.22 Q2.22 Q3.22 Q4.22 —% 0.24% 0.48% 0.72% 0.96% (1) Core deposits is the total of all deposits other than time deposits > $250k and non- reciprocal brokered money market deposits. (2) Brokered deposits increased $126.8 million from September 30, 2022, and were included in the total time deposits at December 31, 2022. (2)

16 Focused Initiatives in Commercial Banking Named a new Head of Commercial Banking in April 2021 2021: Launched a business banking center 2022: Expanded a targeted, score-based business banking center Implemented standardized goals and a revised incentive plan for commercial bankers Investing in tools that will improve our treasury management and online banking platforms and streamline our commercial lending process New leadership in Iowa and the Twin Cities with a proven track record of success in those markets .... Leading to 2022 Adjusted Core Commercial Loan Growth of 11.9%(1) (1) Non-GAAP Measure. See the Appendix for Non-GAAP financial measures.

17 Diversified Commercial Loan Portfolio Commercial and Industrial, 33% Agricultural, 4% Farmland, 6% Construction & Development, 9% Multifamily, 8% CRE-Other, 40% (1) Non-GAAP Measure. See the Appendix for Non-GAAP financial measures. (2) Linked quarter annualized commercial loan growth, excluding IOFB acquired loans and SBA PPP loans. (3) As of December 31, 2022. Commercial Loan Portfolio Mix - December 31, 2022 5.48% 5.41% 8.75% 17.02% 11.86% Q4.21 Q1.22 Q2.22 Q3.22 Q4.22 Commercial Loan Growth, Ex IOFB and PPP(1)(2) Portfolio Highlights(3) • Commercial loan portfolio represents 82% of loans held for investment • Legacy MidWestOne average commercial loan amount of $950 thousand • Well diversified by industry type and geography Commercial Loan Portfolio of $3.2 billion

Expanding and Enhancing our Digital Capabilities

Customers expect complete digital accessibility to manage their financial life. We intend to meet these demands with **continued investment** in financial technology and also talent acquisition, evidenced by our 2022 hire of a new Head of Digital Innovation, to **improve the customer experience** and **streamline internal processes**.

2019

Zelle P2P Payments

Modernized Online Deposit Account Platform

Online Consumer Loan Application Platform

Real-Time Account Alerts

2020

PPP Loan Origination Platform + DocuSign

Launched Open Architecture Digital Banking Platform

Enhanced Electronic & Paper Account Statements

2021

Mobile App Performance Enhancements (improving responsiveness, streamlining mobile deposits, additional personalization for users)

Improved Online Banking Platform and Commercial Lending Process (incorporate multi-bank reporting within the treasury management platform, additional applications of DocuSign for commercial lending and additional customizations and customer experience enhancements added as part of the online banking upgrade)

Contactless Chip Cards (enhancing payment security and convenience)

2022

Enhancements to Positive Pay Service (adding payee matching functionality and streamlining Positive Pay processing)

Cloud-Based Construction Lending Platform (streamlining construction lending process for customers and lenders)

New Trust Core System

Conversion of Iowa First Systems

Launched an Enhanced Digital Consumer Loan Experience

2023*

New Deposit Account Opening Platform (Partnering with a FinTech to implement a new platform across all channels focused on improved customer experiences and innovative risk management controls)

Digital Banking Experience Enhancements (various design and functionality enhancements for our retail online and mobile banking platforms, coupled with new features that will improve our online/mobile banking system and also the new account opening platform)

New Commercial Loan Origination System

Implementation of a New Fraud Detention / Anti-Money Laundering System

Piloting AI-Based Sales Recommendation Engine for Front-Line Retail Bankers

MidWestOne FINANCIAL GROUP, INC.

*Projected roll-out timing.

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19 Digital and Branch Banking Trends (1) Total digital includes mobile and online/desktop. Customer Interactions 43% 43% 13% 1% Mobile Logins Online/Desktop Logins Branch/Teller Transactions Service Center Calls 86% Digital(1) 87,697 91,091 9,201 13,975 Bill Pay Payments Zelle Payments Q4.21 Q1.22 Q2.22 Q3.22 Q4.22 78,000 84,000 90,000 96,000 8,000 12,000 16,000 20,000 Retail Payments

20 Focusing on Growth in Wealth Management $0.9 $2.4 $2.4 $2.7 $2.7 2018 2019 2020 2021 2022 $— $1.0 $2.0 $3.0 Investment Services and Trust Activity Revenue • Asset amounts presented are in billions of dollars • Revenue amounts presented are in millions of dollars $5.0 $8.0 $9.6 $11.7 $11.2 2018 2019 2020 2021 2022 $— $5.0 $10.0 $15.0 Wealth Management Assets Under Administration • Building momentum in the Twin Cities with a talented wealth management team focused on leveraging strong relationships with our Retail and Commercial colleagues • Strengthened wealth management capabilities in the fourth quarter of 2021 with the addition of an experienced wealth management team in Eastern Iowa that collectively has more than 120 years of experience • Invested in financial technology that will improve the customer experience and streamline internal processes

21 Why MidWestOne? Commitment to shareholders through consistent dividend increases and, when appropriate, share repurchases. Attractive metropolitan markets that enhance growth opportunity Diversified loan portfolio with geographic diversity which reduces credit risk Focus on the expansion and enhancement of our digital capabilities Giving back to our local communities by encouraging employees to volunteer and also by providing monetary support CommitmentGrowth Diversification Technology Community MidWestOne's Commitment Leads to Shareholder Returns

22 Credit Risk Profile

23 Asset Quality 90 days+ past due & still accruing interest, 4% Foreclosed assets, net, 1% Agricultural, 3% Commercial and industrial, 17% Farmland, 14% CRE-Other, 40% One-to-four family first liens, 14% One-to-four family junior liens, 7% Consumer, 0% Nonperforming Assets Composition December 31, 2022 Nonperforming Loans and Assets Ratios 0.97% 0.96% 0.76% 0.69% 0.41% 0.53% 0.53% 0.43% 0.40% 0.24% Nonperforming loans ratio Nonperforming assets ratio Q4.21 Q1.22 Q2.22 Q3.22 Q4.22 Classified loans ratio 3.50% 3.14% 2.68% 2.52% 2.52% Q4.21 Q1.22 Q2.22 Q3.22 Q4.22 During the fourth quarter of 2022, overall asset quality improved when compared to the third quarter of 2022 and the corresponding period in the prior year due to the identification and resolution of problem credits.

24 Reserve Supports Credit & Growth Profile Allowance for Credit Losses ($ in Thousands) $52,100 $(3,615) $143 $572 $49,200 Beginning Balance (Q3.22) Charge-offs Recoveries Credit loss expense related to loans Ending Balance (Q4.22) $— $25,000 $50,000 $75,000 Allowance for Credit Losses ($ in Thousands) $48,700 $3,371 $(7,656) $1,093 $3,692 $49,200 Beginning Balance (2021) PCD allowance established in acquisition Charge-offs Recoveries Credit loss expense related to loans Ending Balance (2022) $— $25,000 $50,000 $75,000 ACL Ratio and Net Charge-Off (Recovery) Ratio (0.03)% 0.28% 0.03% 0.06% 0.36% 1.50% 1.42% 1.45% 1.39% 1.28% Net Charge-off (Recovery) Ratio Allowance for Credit Losses Ratio Q4.21 Q1.22 Q2.22 Q3.22 Q4.22 • Credit loss expense of $0.6 million QTD was primarily attributable to a reserve taken to support loan growth. • Credit loss expense of $3.7 million YTD reflected $3.1 million related to the acquired IOFB non-purchase credit deteriorated (PCD) loans, as well as a reserve taken to support loan growth. • The change in the ACL between September 30, 2022 and December 31, 2022 included charge-offs of $1.6 million, related to the resolution of credit issues on notes totaling $8.0 million.

25 Financial Performance

Fourth Quarter 2022 Summary[(2)]

Fourth Quarter Summary

- Net income for the fourth quarter was **$16.0 million**, or **$1.02** per diluted common share.
  - Revenue was **$54.5 million**, which included **$2.5 million**, or **$0.16** per diluted common share, of additional bargain purchase gain stemming from the Iowa First Bancshares Corp. acquisition.
  - Credit loss expense was **$0.6 million**.
  - Noninterest expense was **$34.4 million**, which included **$0.4 million** of merger-related expenses.
- Annualized **loan growth** was **10.36%**.
- Nonperforming assets ratio **improved 16 basis points ("bps")** to **0.24%**.
- Efficiency ratio was **57.79%**[2].

Full Year 2022 Summary[1]

- Net income for the full year was **$60.8 million**, or **$3.87** per diluted common share.
- Adjusted core **loan growth** (excluding PPP and IOFB acquired loans) was **10.73%**[2].
- Nonperforming assets ratio **fell 29 bps** to **0.24%**; net charge-off ratio was **0.19%**.
- Efficiency ratio was **56.98%**[2].

MidWestOne FINANCIAL GROUP, INC.

Revenue[(3)]



$50.0
$49.0
$52.1
$58.3
$54.5
Q4.21
Q1.22
Q2.22
Q3.22
Q4.22
Net Interest Income
Noninterest Income

Disciplined Expense Management[(3)]



$30.2
$31.5
$31.2
$33.9
$34.0
1.94%
2.08%
1.97%
1.97%
1.96%
Q4.21
Q1.22
Q2.22
Q3.22
Q4.22
Core Noninterest Expense (1)
Overhead Ratio(1)

(1) Non-GAAP Measure. See the appendix for Non-GAAP financial measures.
(2) Fourth Quarter 2022 Summary compares to the linked quarter (September 30, 2022), unless otherwise noted. Full Year 2022 Summary compares to the full year 2021 unless noted.
(3) All dollars are presented in millions, unless otherwise noted.

26

27 Net Interest Income $40.0 $38.5 $40.9 $47.0 $44.9 2.83% 2.79% 2.87% 3.08% 2.93% Net Interest Income (tax equivalent)* Net Interest Margin (tax equivalent)* Q4.21 Q1.22 Q2.22 Q3.22 Q4.22 $ in millions *Non-GAAP Measure. See the appendix for Non-GAAP financial measures. $107.8 $146.9 $157.2 $160.9 $171.3 3.60% 3.82% 3.30% 2.95% 2.92% Net Interest Income (tax equivalent)* Net Interest Margin (tax equivalent)* 2018 2019 2020 2021 2022 Annual Quarterly

28 Loan Portfolio Commercial and Industrial, 27% Agricultural, 3% Construction & Development, 7% Farmland, 5% Multifamily, 7% CRE-Other, 33% One-to-four family first liens, 12% One-to-four family junior liens, 4% Consumer, 2% $3,269 $3,245 $3,326 $3,673 $3,792 4.15% 3.98% 4.02% 4.44% 4.66% Average Loans Yield on Loans, tax equivalent Q4.21 Q1.22 Q2.22 Q3.22 Q4.22 (1) Average loans reported are in millions of dollars. (2) Non-GAAP Measure. See the Appendix for Non-GAAP financial measures. Loan PerformanceLoan Portfolio Mix December 31, 2022 (2)(1)

29 Debt Securities Portfolio U.S. Agencies & Corporations, 0.6% Municipals, 24.7% MBS, 0.5% CMO, 12.8% Corporate, 61.4% 1.84% 1.97% 2.13% 2.27% 2.35% Total Securities Held for Investment (FTE) Q4.21 Q1.22 Q2.22 Q3.22 Q4.22 Investment Securities Yield Available for Sale Debt Securities Portfolio Mix December 31, 2022 Municipals, 47.7% MBS, 7.2% CMO, 45.1% Held to Maturity Debt Securities Portfolio Mix December 31, 2022 • Investment Portfolio Mix: ◦ AFS Securities - $1.2 billion ◦ HTM Securities - $1.1 billion • Investment Portfolio Duration: ◦ AFS Securities - 3.3 ◦ HTM Securities - 6.6 ◦ Total Securities - 4.9 • Allowance for credit losses for investments is $0 Portfolio Composition

30 Noninterest Income ($ 00 0s ) $11,229 $11,644 $12,347 $12,588 $10,940 Investment services and trust activities Service charges and fees Card revenue Loan revenue Bank-owned life insurance Other Q4.21 Q1.22 Q2.22 Q3.22 Q4.22 $— $2,500 $5,000 $7,500 $10,000 $12,500 $15,000 ($ 00 0s ) $23,215 $31,246 $38,620 $42,453 $47,519 Investment services and trust activities Service charges and fees Card revenue Loan revenue Bank-owned life insurance Other 2018 2019 2020 2021 2022 $— $10,000 $20,000 $30,000 $40,000 $50,000 Annual Quarterly

31 Noninterest Expense *Non-GAAP Measure. See the appendix for Non-GAAP financial measures. ($ 00 0s ) $30,444 $31,643 $32,082 $34,623 $34,440 1.94% 2.08% 1.97% 1.97% 1.96% Compensation and employee benefits Non-compensation Expenses Goodwill impairment Merger-related Expenses Overhead Ratio* Q4.21 Q1.22 Q2.22 Q3.22 Q4.22 $— $10,000 $20,000 $30,000 $40,000 ($ 00 0s ) $83,215 $117,535 $149,893 $116,592 $132,7882.47% 2.44% 2.17% 1.92% 1.99% Compensation and employee benefits Non-compensation Expenses Goodwill impairment Merger-related Expenses Overhead Ratio* 2018 2019 2020 2021 2022 $— $40,000 $80,000 $120,000 $160,000 Annual Quarterly

32 Strong Liquidity Position 63.45% 64.01% 65.21% 68.40% 70.22% Q4.21 Q1.22 Q2.22 Q3.22 Q4.22 63.00% 64.00% 65.00% 66.00% 67.00% 68.00% 69.00% 70.00% 71.00% Loans to Deposits Ratio Balance Sheet dollars in millions Cash and Cash Equivalents (1) $86.4 Unpledged Securities $1,388.3 Projected Investment Cash Flow: 3-Months $58.5 6-Months $109.8 1-Year $166.4 (1) Comprised of cash and due from banks, interest-bearing deposits, and federal funds sold. Off-Balance Sheet dollars in millions Available Federal Fund Lines $155.0 Unused FHLB Borrowing Capacity $405.1 FHLB Collateral Capacity $654.3 Estimated Unused Brokered Deposit Capacity > $350 Discount Window Capacity $105.6 December 31, 2022 December 31, 2022

33 Capital Adequacy 8.78% 8.50% 7.82% 7.49% 6.17% TCE / TA (%)* 2018 2019 2020 2021 2022 9.73% 9.48% 8.50% 8.67% 8.35% Tier 1 Leverage Ratio (%) Well Capitalized 2018 2019 2020 2021 2022 12.23% 11.34% 13.41% 13.09% 12.07% Total Capital Ratio (%) Well Capitalized 2018 2019 2020 2021 2022 10.32% 9.46% 9.72% 9.94% 9.28% 11.18% 10.47% 10.70% 10.83% 10.05% CET1 Risk-Based Ratio (%) Tier 1 Capital Ratio (%) CET1 Risk-Based Well Capitalized Tier 1 Capital Well Capitalized 2018 2019 2020 2021 2022 *Non-GAAP Measure. See the appendix for Non-GAAP financial measures. Tangible Common Equity Ratio (%) Tier 1 Leverage Ratio (%) CET1 Risk-Based and Tier 1 Risk-Based Capital Ratios (%) Total Risk-Based Capital Ratio (%) 5% 6.5% 8% 10%

34 Appendix

35 Corporate History 57 branches across 5 state footprint* June 2022 Acquisition of Iowa First Bancshares Corp. *Branches as of December 31, 2022

36 Our Mission and Our Operating Principles To take care of our customers … and those who should be. Since our company was founded during the Great Depression, it has been our belief that the communities we serve are the purpose behind our existence. We passionately pursue success for our neighbors and we support organizations that create opportunities in our communities. Because we believe the positive actions of each one of us contributes to the success of us all. Our brand is built by the actions of our employees, supporting our mission statement, one relationship at a time. It's about caring. Our Operating Principles ◦ Take good care of our customers ◦ Hire and retain excellent employees ◦ Always conduct yourself with the utmost integrity ◦ Work as one team ◦ Learn constantly so we can continually improve

37 Embrace Our Culture to Drive Brand Equity Our brand is built on the foundation of our culture, which drives the behaviors and actions of our employees in support of our mission statement: To take care of our customers and those who should be We do this one relationship at a time - it's about caring. "My family has banked with MidWestOne as long as I can remember, but recently my husband and I were in need of a mortgage. We contacted the branch in Oskaloosa and started working with Tammy. She has been wonderful. Hands down. Every step of the way we had questions and each time she had answers. She was thorough and clear and very responsive. We really appreciate Tammy and all of her help through this process!" – V. Hansen. Oskaloosa, IA "We're new to the area and needed to set up accounts for business and personal needs. Missy was attentive, helpful, and thorough and got us just what we needed. Looking forward to a great banking relationship." – Shane A. Pella, IA "Best bank for service, great people and importantly, long on patience, as they professionally explain and answer any financial questions." – Michael L.. Chisago City, MN "I have had wonderful service over the years. I have worked with Alex the most and each and every time I ask for assistance he goes above and beyond. He greets each and every customer with positivity and a big smile. All staff at MidWestOne in Forest Lake go above and beyond. Would highly recommend banking here." – J. Hanson. Forest Lake, MN

38 Leadership within the Community 5,170 5,947 7,092 2020 2021 2022 $1,253,707 $1,119,498 $1,275,898 2020 2021 2022 $70,375 $72,726 $76,487 2020 2021 2022 Company GivingVolunteer Hours Employee Giving 2022 Annual Rock the Chalk in Iowa City, IA

Non-GAAP Financial Measures

Tangible Common Equity / Tangible Book Value per Share / Tangible Common Equity Ratio

	December 31,								
	2014	2015	2016	2017	2018	2019	2020	2021	2022
	dollars in thousands								
Total shareholders' equity	$ 192,731	$ 296,179	$ 305,456	$ 340,304	$ 357,067	$ 508,982	$ 515,250	$ 527,475	$ 492,793
Intangible assets, net	(8,259)	(83,689)	(79,825)	(76,700)	(74,529)	(124,136)	(87,719)	(82,362)	(92,792)
Tangible common equity	$ 184,472	$ 212,490	$ 225,631	$ 263,604	$ 282,538	$ 384,846	$ 427,531	$ 445,113	$ 400,001
Total assets	$ 1,800,302	$ 2,979,975	$ 3,079,575	$ 3,212,271	$ 3,291,480	$ 4,653,573	$ 5,556,648	$ 6,025,128	$ 6,577,876
Intangible assets, net	(8,259)	(83,689)	(79,825)	(76,700)	(74,529)	(124,136)	(87,719)	(82,362)	(92,792)
Tangible assets	$ 1,792,043	$ 2,896,286	$ 2,999,750	$ 3,135,571	$ 3,216,951	$ 4,529,437	$ 5,468,929	$ 5,942,766	$ 6,485,084
Book value per share	$ 23.07	$ 25.96	$ 26.71	$ 27.85	$ 29.32	$ 31.49	$ 32.17	$ 33.66	$ 31.54
Tangible book value per share (1)	$ 22.08	$ 18.63	$ 19.73	$ 21.57	$ 23.20	$ 23.81	$ 26.69	$ 28.40	$ 25.60
Shares outstanding	8,355,666	11,408,773	11,436,360	12,219,611	12,180,015	16,162,176	16,016,780	15,671,147	15,623,977
Tangible common equity ratio (2)	10.29 %	7.34 %	7.52 %	8.41 %	8.78 %	8.50 %	7.82 %	7.49 %	6.17 %

(1) Tangible common equity divided by shares outstanding.

(2) Tangible common equity divided by tangible assets.

Loan Yield, Tax Equivalent

	For the Three Months Ended				
	December 31, 2021	March 31, 2022	June 30, 2022	September 30, 2022	December 31, 2022
	dollars in thousands				
Loan interest income, including fees	$ 33,643	$ 31,318	$ 32,746	$ 40,451	$ 43,769
Tax equivalent adjustment (1)	548	540	569	673	725
Tax equivalent loan interest income	$ 34,191	$ 31,858	$ 33,315	$ 41,124	$ 44,494
Yield on loans, tax equivalent (2)	4.15 %	3.98 %	4.02 %	4.44 %	4.66 %
Average Loans	$ 3,268,783	$ 3,245,449	$ 3,326,269	$ 3,673,379	$ 3,791,880

(1) The federal statutory tax rate utilized was 21%.

(2) Annualized tax equivalent loan interest income divided by average loans.

MidWestOne FINANCIAL GROUP, INC.

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Non-GAAP Financial Measures

Return on Average Assets and Return on Average Tangible Equity

	December 31, 2018	December 31, 2019	December 31, 2020	December 31, 2021	December 31, 2022	For the Three Months Ended December 31, 2021	For the Three Months Ended December 31, 2022
	dollars in thousands						
Net income	$ 30,351	$ 43,630	$ 6,623	$ 69,486	$ 60,835	$ 14,256	$ 16,002
Merger related expenses, net (1)	598	6,847	46	168	1,651	168	307
Goodwill impairment	—	—	31,500	—	—	—	—
Adjusted net income	$ 30,949	$ 50,477	$ 38,169	$ 69,654	$ 62,486	$ 14,424	$ 16,309
Net income	$ 30,351	$ 43,630	$ 6,623	$ 69,486	$ 60,835	$ 14,256	$ 16,002
Intangible amortization, net of tax (1)	1,722	4,430	5,232	4,018	4,553	934	1,327
Goodwill impairment	—	—	31,500	—	—	—	—
Tangible net income	$ 32,073	$ 48,060	$ 43,355	$ 73,504	$ 65,388	$ 15,190	$ 17,329
Average shareholders' equity	$ 345,734	$ 452,018	$ 515,455	$ 527,036	$ 500,471	$ 529,336	$ 478,827
Average intangible assets, net	75,531	108,242	113,978	84,927	88,917	82,990	93,662
Average tangible equity	$ 270,203	$ 343,776	$ 401,477	$ 442,109	$ 411,554	$ 446,346	$ 385,165
Average Assets	$ 3,249,718	$ 4,201,040	$ 5,135,841	$ 5,780,556	$6,244,284	$ 5,934,076	$ 6,516,969
Return on Average Assets	0.93 %	1.04 %	0.13 %	1.20 %	0.97 %	0.95 %	0.97 %
Adjusted Return on Average Assets (3)	0.95 %	1.20 %	0.74 %	1.20 %	1.00 %	0.96 %	0.99 %
Return on average equity	8.78 %	9.65 %	1.28 %	13.18 %	12.16 %	10.68 %	13.26 %
Return on average tangible equity (2)	11.87 %	13.98 %	10.80 %	16.63 %	15.89 %	13.50 %	17.85 %

(1) The combined income tax rate utilized was 25% for 2018-2022 years and 35% for 2017.
(2) Annualized tangible net (loss) income divided by average tangible equity.
(3) Adjusted net income divided by average assets.

MidWestOne FINANCIAL GROUP, INC.

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Non-GAAP Financial Measures

Net Interest Income, Tax Equivalent / Net Interest Margin, Tax Equivalent

	December 31,					For the Three Months Ended				
	2018	2019	2020	2021	2022	December 31, 2021	March 31, 2022	June 30, 2022	September 30, 2022	December 31, 2022
					dollars in thousands					
Net interest Income	$ 105,268	$ 143,650	$ 152,964	$ 156,281	$ 166,358	$ 38,819	$ 37,336	$ 39,725	$ 45,733	$ 43,564
Tax equivalent adjustments:										
Loans [1]	1,040	1,785	2,096	2,105	2,507	548	540	569	673	725
Securities [1]	1,515	1,481	2,136	2,521	2,409	611	615	608	596	590
Net Interest Income, tax equivalent	$ 107,823	$ 146,916	$ 157,196	$ 160,907	$ 171,274	$ 39,978	$ 38,491	$ 40,902	$ 47,002	$ 44,879
Average interest earning assets	$2,994,088	$3,848,275	$4,765,154	$5,455,777	$5,859,160	$ 5,607,117	$ 5,588,001	$ 5,718,825	$ 6,050,864	$ 6,085,092
Net interest margin, tax equivalent [2]	3.60 %	3.82 %	3.30 %	2.95 %	2.92 %	2.83 %	2.79 %	2.87 %	3.08 %	2.93 %

(1) The federal statutory tax rate utilized was 21%.
(2) Annualized tax equivalent net interest income divided by average interest earning assets.

Core Noninterest Expense

	For the Three Months Ended				
	December 31, 2021	March 31, 2022	June 30, 2022	September 30, 2022	December 31, 2022
dollars in thousands					
Total Noninterest Expense	$ 30,444	$ 31,643	$ 32,082	$ 34,623	$ 34,440
Less: Merger-related expenses	224	128	901	763	409
Core Noninterest Expense	$ 30,220	$ 31,515	$ 31,181	$ 33,860	$ 34,031

MidWestOne FINANCIAL GROUP, INC.

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Non-GAAP Financial Measures

Efficiency Ratio

	December 31, 2018	December 31, 2019	December 31, 2020	December 31, 2021	December 31, 2022	For the Three Months Ended December 31, 2021	For the Three Months Ended December 31, 2022
	dollars in thousands						
Total noninterest expense	$ 83,215	$ 117,535	$ 149,893	$ 116,592	$ 132,788	$ 30,444	$ 34,440
Amortization of intangibles	(2,296)	(5,906)	(6,976)	(5,357)	(6,069)	(1,245)	(1,770)
Merger-related expenses	(797)	(9,130)	(61)	(224)	(2,201)	(224)	(409)
Goodwill impairment	—	—	(31,500)	—	—	—	—
Noninterest expense used for efficiency ratio	$ 80,122	$ 102,499	$ 111,356	$ 111,011	$ 124,518	$ 28,975	$ 32,261
Net interest income, tax equivalent (1)	$ 107,823	$ 146,916	$ 157,196	$ 160,907	$ 171,274	$ 39,978	$ 44,879
Noninterest income	23,215	31,246	38,620	42,453	47,519	11,229	10,940
Investment securities (losses) gains, net	193	90	184	242	271	137	(1)
Net revenues used for efficiency ratio	$ 130,845	$ 178,072	$ 195,632	$ 203,118	$ 218,522	$ 51,070	$ 55,820
Efficiency ratio	61.23 %	57.56 %	56.92 %	54.65 %	56.98 %	56.74 %	57.79 %

(1) The federal statutory tax rate utilized was 21%.

Overhead Ratio

	For the Three Months Ended December 31, 2021	March 31, 2022	June 30, 2022	September 30, 2022	December 31, 2022
	dollars in thousands				
Total noninterest expense	$ 30,444	$ 31,643	$ 32,082	$ 34,623	$ 34,440
Amortization of intangibles	(1,245)	(1,227)	(1,283)	(1,789)	(1,770)
Merger-related expenses	(224)	(128)	(901)	(763)	(409)
Goodwill impairment	—	—	—	—	—
Noninterest expense used for overhead ratio	$ 28,975	$ 30,288	$ 29,898	$ 32,071	$ 32,261
Average Assets	$ 5,934,076	$ 5,914,604	$ 6,078,950	$ 6,457,647	$ 6,516,969
Overhead ratio	1.94 %	2.08 %	1.97 %	1.97 %	1.96 %

MidWestOne FINANCIAL GROUP, INC.

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Non-GAAP Financial Measures

Core Loans / Core Commercial Loans										
		December 31, 2021		March 31, 2022		June 30, 2022		September 30, 2022		December 31, 2022
				dollars in thousands						
Commercial loans:										
Commercial and industrial	$	902,314	$	898,942	$	986,137	$	1,041,662	$	1,055,162
Agricultural		103,417		94,649		110,263		116,229		115,320
Commercial real estate		1,704,541		1,723,891		1,859,940		1,910,097		1,980,018
Total commercial loans	$	2,710,272	$	2,717,482	$	2,956,340	$	3,067,988	$	3,150,500
Consumer loans:										
Residential real estate	$	466,322	$	463,676	$	578,804	$	603,649	$	614,428
Other consumer		68,418		68,877		76,008		74,652		75,596
Total consumer loans	$	534,740	$	532,553	$	654,812	$	678,301	$	690,024
Loans held for investment, net of unearned income	$	3,245,012	$	3,250,035	$	3,611,152	$	3,746,289	$	3,840,524
PPP loans	$	30,841	$	3,037	$	402	$	195	$	83
Acquired IOFB loan portfolio		—		—		281,470		281,326		281,326
Acquired IOFB commercial loan portfolio		—		—		184,117		183,968		184,117
Core loans(1)	$	3,214,171	$	3,246,998	$	3,610,750	$	3,746,094	$	3,840,441
Adjusted Core loans(2)		3,214,171		3,246,998		3,329,280		3,464,768		3,559,115
Core commercial loans(3)		2,679,431		2,714,445		2,955,938		3,067,793		3,150,417
Adjusted core commercial loans(4)		2,679,431		2,714,445		2,771,821		2,883,825		2,966,300

(1) Core loans are calculated as loans held for investment, net of unearned income less PPP loans.
(2) Adjusted core loans is calculated as loans held for investment, net of unearned income less the IOFB acquired loans and the PPP loans.
(3) Core commercial loans are calculated as total commercial loans less PPP loans.
(4) Adjusted core commercial loans are calculated as total commercial loans less the IOFB acquired loans and the PPP loans.

MidWestOne
FINANCIAL GROUP, INC.

43